Exhibit 4.6
Certain identified information in this document has been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. Such redacted information is indicated by [***]. Such redacted information has been excluded from this document because it is both not material and is the type that Azul S.A. treats as private or confidential.

AMENDMENT N° 9
TO THE
A320 NEO PURCHASE AGREEMENT
BETWEEN
AIRBUS S.A.S.
as “Seller”
AND
AZUL FINANCE LLC
as “Buyer”

Amendment No.9 TO THE
A320 NEO PURCHASE AGREEMENT
This amendment No.9 (hereinafter referred to as the “Amendment No.9”) is entered into on July 21, 2022, between:
1.    AIRBUS S.A.S., a société par actions simplifiée, a company duly created and existing under French law, having its registered office at 2 rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”); and
2.    AZUL FINANCE LLC, a company incorporated and existing under the laws of the State of Delaware having its registered office in Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (the “Buyer”).
The Buyer and the Seller being together the “Parties” and each a “Party”.
WHEREAS
A.    The Buyer and the Seller entered into an A320 NEO Purchase Agreement dated October 24, 2014 (the “Purchase Agreement”) for the sale by the Seller and the purchase by the Buyer of thirty-five (35) NEO Aircraft comprising twenty five (25) A320 NEO Aircraft and ten (10) A321 NEO Aircraft (together with its Exhibits, Appendices and Letter Agreements and as amended and supplemented from time to time, the “Agreement”);
B.    The Buyer and the Seller entered into an amendment N°1 (the “Amendment N°1”) to the Agreement dated December 21, 2015, pursuant to which the Seller agreed to reschedule certain Predelivery Payments as set forth in such Amendment N°1;
C.    The Buyer and the Seller entered into amendment N°2 and amendment N°4 (respectively the “Amendment N°2” and the “Amendment N°4”) to the Agreement dated July 20, 2018 and December 26, 2019 respectively, pursuant to which the Buyer and the Seller agreed to terminate the Agreement insofar as it relates to the Terminated Aircraft (as defined therein) in order to assist the Buyer in its financing of the Predelivery Payments relating to such Terminated Aircraft;
D.    The Buyer and the Seller entered into amendment N°3 and amendment N°5 (respectively the “Amendment N°3” and the “Amendment N°5”) to the Agreement dated July 20, 2018 and December 26, 2019 respectively, pursuant to which the Buyer and the Seller agreed that the Buyer shall have the right to reinstate such Relevant Aircraft (as defined therein) into the Agreement in accordance with, and subject to the terms and conditions of, the Call Option Agreement, the Amendment N°3 and the Amendment N”5.
E.    The Buyer and the Seller entered into amendment N°6 (the “Amendment N°6”) to the Agreement dated August 28, 2020 to amend certain terms of the Agreement relative to the Relevant Aircraft.
F.    The Buyer and the Seller entered into amendment N°7 (the “Amendment N°7”) to the Agreement dated April 30, 2021 to advance certain portions of the A330 FHS Goods & Services Credit Memorandum.

G.    The Buyer and the Seller entered into amendment N°8 (the “Amendment N°8”) to the Agreement dated October 28, 2021 to reschedule the delivery period of [***].
H.    Subject to the terms and conditions of this Amendment No.9, the Buyer and the Seller now wish to enter into an agreement covering (a) the conversion of [***] into [***] type aircraft, (b) the conversion of [***] into [***] type aircraft and (c) the purchase by the Buyer and the sale by the Seller of [***] A321-200NY aircraft.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
1. 0.    DEFINITIONS
Capitalised terms used herein (including the recitals) and not otherwise expressly defined in this Amendment No.9 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof and “hereunder” and words of similar import refer to this Amendment No.9.
0.1    The following definitions shall be inserted in alphabetical order or amended and restated, as appropriate, in Clause 0.1 of the Agreement:
A320 NEO Standard Specification means the A320-200N standard specification document Number [***] Issue [***], dated [***], a copy of which the Buyer acknowledges having received on or before the date of this Agreement.
A321 NEO Standard Specification means the A321-200NX standard specification document Number [***], Issue [***], dated [***], a copy of which the Buyer acknowledges having received on or before the date of this Agreement.
A321XLR Standard Specification means the A321-200NY standard specification document Number [***], Issue [***], dated [***], a copy of which the Buyer acknowledges having received on or before the date of this Agreement.
A321 NEO Aircraft or A321 NEO means an Airbus A321-200NX type aircraft delivered or to be delivered under this Agreement.
A321XLR Aircraft or A321XLR means an A321-200NY type aircraft delivered or to be delivered under this Agreement.
A330 Agreement means the purchase agreement to be entered into by the Buyer and the Seller on or before the Expiry Date (as such term is defined in the A330 MOU) for the purchase by the Buyer of [***] A330-900 type aircraft pursuant to the A330 MOU.
A330 MOU means the A330-900 memorandum of understanding reference CT2109319 executed by the Seller and the Buyer on the date hereof.
Aircraft or NEO Aircraft means, as the context may require, any or all of the A320 NEO Aircraft, A321 NEO Aircraft and A321XLR Aircraft delivered or to be delivered under this Agreement, including any part, component, furnishing, software or equipment (including the Propulsion Systems) incorporated in or installed on such Aircraft at Delivery.

Backlog A320 NEO Aircraft means any A320 NEO Aircraft remaining to be delivered under the Agreement at the time of Amendment No.9 or any Batch 1 Aircraft (as such term is defined in Amendment N°6) of the A320-200N type that may be reinstated under the Agreement subsequent to the date of signature of Amendment No.9.
Backlog A321 NEO Aircraft means any A321 NEO Aircraft remaining to be delivered under the Agreement at the time of Amendment No.9 or any Batch 1 Aircraft (as such term is defined in Amendment N°6) of the A321-200NX type that may be reinstated under the Agreement subsequent to the date of signature of Amendment No.9.
Backlog NEO Aircraft means individually or collectively a Backlog A320 NEO Aircraft or a Backlog A321 NEO Aircraft.
Incremental Aircraft means individually or collectively the [***] A330-900 aircraft to be delivered under the A330 Agreement and the [***] Incremental A321XLR Aircraft to be delivered under the Agreement.
Standard Specification or NEO Standard Specification means, as the context may require, any and all of the A320 NEO Standard Specification, the A321 NEO Standard Specification and the A321XLR Standard Specification.
0.2    The following definitions are hereby deleted in their entirety from Clause 0.1 of the Agreement:
A321 CEO Standard Specification means the A321-200 standard specification document Number [***] Issue [***], dated [***], a copy of which has been annexed hereto as Exhibit A.
Irrevocable SCNs means the list of SCNs, which are irrevocably part of the A321 NEO specification, as expressly set out in Appendix 2 and 3 to Exhibit A.
New Engine Option has the meaning set out in Clause 2.1.2 hereof.
Sharklets means a new large wingtip device, designed to enhance the eco- efficiency and payload range performance of the A320 family aircraft, and which are fitted on the NEO Aircraft and are part of the A320 NEO Standard Specification or, with respect to the A321 NEO Aircraft are part of the Irrevocable SCNs, as applicable.
1.SPECIFICATION UPGRADE
1.1Aircraft Specification
Clause 2.1 of the Agreement shall be deleted in its entirety and replaced by the following quoted text:
QUOTE
2.1    Aircraft Specification
2.1.1    Each Aircraft shall be manufactured in accordance with its Specification.

2.1.2    The applicable standard design weights (Maximum Take-off Weight (“MTOW”) Maximum Landing Weight (“MLW”) and Maximum Zero Fuel Weight (“MZFW”)) of the Aircraft are the following:

	MTOW	MLW	MZFW
A320 NEO Aircraft	[***]	[***]	[***]
A321 NEO Aircraft	[***]	[***]	[***]
A321XLR Aircraft	[***]	[***]	[***]

UNQUOTE
1.2Propulsion Systems
Clause 2.3 of the Agreement shall be deleted in its entirety and replaced by the following quoted text:
QUOTE
2.3 Propulsion Systems
Each Aircraft shall be equipped with [***] (the “Propulsion Systems”), manufactured by one of the following Propulsion System Manufacturers: CFM International, Inc (“CFM”) or International Aero Engines, LLC (“IAE LLC”).

	CFM	IAE LLC
A320 NEO Aircraft	[***]	[***]
A321 NEO Aircraft	[***]	[***]
A321XLR Aircraft	[***]	[***]
* AET means Airbus Equivalent Thrust
In respect of Backlog NEO Aircraft, the Buyer has selected [***].
In respect of all A321XLR Aircraft, the Buyer shall provide written notice to the Seller of its choice of Propulsion Systems for such A321XLR Aircraft no later than [***] prior to [***]. If the Buyer fails to select and notify the Propulsion Systems applicable to the A321XLR Aircraft by such date, then the Seller shall [***].

The Buyer shall be responsible for entering into direct discussions with the Propulsion Systems Manufacturer with respect to support services and commercial terms relating to the Propulsion Systems.
UNQUOTE
1.3Lists of SCNs
Exhibit A to the Agreement is hereby cancelled in its entirety and replaced with the provisions set out in Exhibit A to this Amendment No.9.
2.PRICING
2.1Airframe Base Price
2.1.1Clause 3.1 of the Agreement is hereby deleted in its entirety and replaced by the following quoted text:
QUOTE
[***]
UNQUOTE
2.2[***]
In respect of [***], Clause 3.2 of the Agreement is hereby amended by adding the following quoted text:
QUOTE
3.2.3    [***].
3.2.4    [***].
UNQUOTE
2.3[***]
In respect of [***] only, Part 1 of Exhibit C to the Agreement is hereby cancelled in its entirety and replaced with the provisions set out in Exhibit B to this Amendment No.9.
2.4[***]
Part 2 of Exhibit C to the Agreement is hereby cancelled in its entirety and replaced with the provisions set out in Exhibit C to this Amendment No.9.
3.TYPE CONVERSIONS
3.1Conversion of [***] into [***] and [***] into [***]
3.1.1The Buyer and the Seller hereby agree to irrevocably convert [***] bearing rank numbers [***] into [***] (the “Converted [***]”) and [***] bearing rank numbers [***] into [***] (the

“Converted [***]”) and have such Converted [***] and Converted [***] Ready for Delivery at the Delivery Location within the following revised scheduled delivery periods (each a “New Scheduled Delivery Period”):

NEO Aircraft Rank N°	Original Aircraft Type	New Aircraft Type	Original Scheduled Delivery Period	New Scheduled Delivery Period
[***]	[***]	[***]	[***]	[***]

For the purpose of this Amendment No.9, the Converted [***] and Converted [***] shall be individually or collectively referred to as the “Converted Aircraft”.
3.1.2Each Converted [***] shall be deemed to be an “[***]” within the meaning of the Agreement and, unless otherwise expressly stipulated herein, all terms and conditions applicable to the [***] under the Agreement shall apply to the Converted [***] and all references to “Aircraft” or “NEO Aircraft” or “[***] Aircraft” in the Agreement shall be deemed to include the “Converted [***] Aircraft”.
3.1.3Each Converted [***] shall be deemed to be an “[***]” within the meaning of the Agreement and, unless otherwise expressly stipulated herein, all terms and conditions applicable to the [***] under the Agreement shall apply to the Converted [***] and all references to “Aircraft” or “NEO Aircraft” or “[***] Aircraft” in the Agreement shall be deemed to include the “Converted [***]”.
3.1.4The Parties understand and agree that the aircraft type conversion set out in this Clause 3 is irrevocable and that the Converted Aircraft shall not be eligible to any further aircraft type conversion under the Agreement.
3.1.5[***].
4.INCREMENTAL A321XLR AIRCRAFT
4.1Pursuant to and in accordance with the terms and conditions contained in this Amendment No.9 (and incorporating the relevant provisions of the Agreement), the Seller shall sell and deliver and the Buyer shall buy and take delivery of [***] incremental A321-200NY type aircraft (the “Incremental A321XLR Aircraft”).
4.2With effect from the date hereof, unless expressly stipulated otherwise herein or elsewhere, the Incremental A321XLR Aircraft shall be deemed to be an “A321XLR Aircraft” within the meaning of the Agreement, all terms and conditions applicable to the A321XLR Aircraft under the Agreement shall apply to the Incremental A321XLR Aircraft and all references to “Aircraft” or “NEO Aircraft” in the Agreement shall be deemed to include the “Incremental A321XLR Aircraft”.
4.3Delivery Schedule
The Incremental A321XLR Aircraft shall be assigned NEO Aircraft Rank Nos. [***] and the Seller shall have the Incremental A321XLR Aircraft Ready for Delivery at the Delivery Location within the following scheduled delivery periods:

NEO Aircraft Rank N°	Scheduled Delivery Period	NEO Aicraft Type
[***]	[***]	[***]

4.4Predelivery Payments
[***].
5.CHANGES IN THE DELIVERY SCHEDULE
Clause 9.1.1 of the Agreement shall be deleted in its entirety and replaced with the following:
QUOTE
9.1.1    Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following scheduled delivery periods:

NEO Aircraft Rank N°	Scheduled Delivery Period	NEO Aircraft Type
[***]	[***]	[***]

The Seller shall notify, no later than [***] prior to [***], the scheduled delivery month of such Aircraft within the aforementioned scheduled delivery quarter. Each of such months shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”. Until such notification and unless expressly mentioned otherwise, and for the purposes of this Agreement, including specifically Clause 5 hereof, the second month of such scheduled delivery quarter shall be deemed to be the Scheduled Delivery Month of such Aircraft.
UNQUOTE
6.[***]
Solely for Aircraft with a Scheduled Delivery Period falling on or after the date of signature of this Amendment No. 9 (the “ED Eligible Aircraft”), Clause 10.2 of the Agreement shall hereby be amended by adding the following quoted text:
QUOTE
(viii) [***].
UNQUOTE
7.AIRBUS DEFERRAL RIGHT
7.1The Seller shall have the right to defer the Scheduled Delivery Period of certain A321 NEO Aircraft (the “Airbus Deferral Right”) subject to the following terms and conditions:

(i)    [***]
(ii)    [***]
(iii)    [***]
(iv)    [***]
(v)    [***]
(vi)    [***]
7.2Upon the Airbus Deferred Scheduled Delivery Period being in full force and effect as per this clause, in respect of the Airbus Deferred Aircraft the Predelivery Payment reference price and schedule shall be adjusted pursuant to Clauses 5.3.1 and 5.3.2 of the Agreement respectively, to [***].
8.APPLICABILITY OF LETTER AGREEMENTS
8.1The following provisions shall not apply in respect of [***]:
(a)    [***]
(b)    [***]
(c)    [***]
(d)    [***]
8.2The Incremental A321XLR Aircraft shall not be deemed to be an “Aircraft” or a “NEO Aircraft” for the purposes of [***].
8.3Letter Agreement No.2 to the Agreement (Price Revision Protection) as amended by Clause 6 of Amendment No.6 shall not apply in respect of [***].
8.4Clauses 7 and 8 of Letter Agreement No.6 to the Agreement are hereby entirely deleted.
8.5Clauses 9 of Amendment No.6 is hereby entirely deleted.
9.MISCELLANEOUS PROVISIONS
9.1Effect of the Amendment
The Agreement will be deemed amended to the extent provided herein and all its provisions, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No.9 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No.9 provided that this Amendment No.9 does not modify the Agreement in respect of any “Aircraft” that are subject to a predelivery payment financing facility.
Both Parties agree that this Amendment No.9 will constitute an integral, non- severable part of the Agreement and shall be governed by its provisions, except that if the Agreement and this Amendment No.9 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No.9 shall govern.

In the event of any inconsistency between the terms and conditions of the Agreement, its Exhibits and letter agreements and this Amendment No.9, this Amendment No.9 shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.
9.2Confidentiality
The provisions of clause 22.12 of the Agreement shall apply to this Amendment No.9 as if set out in full herein mutatis mutandis.
9.3Law and Jurisdiction
This Amendment No.9 shall be governed by and construed in accordance with the laws of England.
Any dispute arising out of or in connection with this Amendment No.9, including but not limited to its existence, validity, interpretation, implementation, breach, termination and/or enforcement, shall be within the exclusive jurisdiction of the Courts of England.
9.4Contracts (Rights of Third Parties) Act 1999
The Parties do not intend that any term of this Amendment No.9 shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party to this Amendment No.9.
9.5Severability
In the event that any provision of this Amendment No.9 should for any reason be held ineffective, the remainder of this Amendment No.9 shall remain in full force and effect. To the extent permitted by applicable law, each Party hereto waives any provision of law, which renders any provision of this Amendment No.9 prohibited or unenforceable in any respect.
9.6Counterparts
This Amendment No.9 may be executed by the Parties in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument. Delivery of an executed counterpart of this Amendment No.9 or any other document by email will be deemed as effective as delivery of an originally executed version. Any Party delivering an executed version of this Letter Agreement or other document by email shall also deliver an originally executed counterpart but the failure to do so will not affect the validity or effectiveness of this Letter Agreement or such document. The Parties hereto acknowledge and agree that this Letter Agreement may be executed electronically by all Parties hereto through digital signatures certified by the Brazilian IT Authority (ICP- Brasil) and that such digital signatures shall be as legal and binding as manually executed, wet ink original signatures of the respective Parties.
9.7Assignment

Notwithstanding any other provision of this Amendment No.9, this Amendment No.9 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect.
9.8Clauses 22.2 (Notices) and 22.3 (Waiver) of the Agreement shall be incorporated by reference into this Amendment No.9 as if the same were set out in full herein mutatis mutandis.

IN WITNESS WHEREOF this Amendment No.9 was entered into the day and year first above written.

Agreed and accepted For and on behalf of AZUL FINANCE LLC /s/ Rene Santiago dos Santos Name: Rene Santiago dos Santos Title: Attorney in Fact	Agreed and accepted For and on behalf of AIRBUS S.A.S. /s/ Benoît de Saint-Exupéry Name: Benoît de Saint-Exupéry Title: Executive Vice President, Contracts

AZUL LINHAS AEREAS BRASILEIRAS S.A. (“Azul Linhas”) hereby consents to the amendments to the Agreement contained herein and acknowledges that the Guarantee and Indemnity dated 24 October 2014 (as amended and supplemented from time to time) (the “Guarantee and Indemnity”) from Azul Linhas in favour of the Seller remains in full force and effect notwithstanding such amendments and that the terms and conditions of the Guarantee and Indemnity shall be deemed to apply in respect of the Incremental A321XLR Aircraft as of the date of signature hereof.
For and on behalf of
AZUL LINHAS AEREAS BRASILEIRAS S.A.

/s/ Rene Santiago dos Santos
Name: Rene Santiago dos Santos
Title: Attorney in Fact

EXHIBIT A TO AMENDMENT No.9

Exhibit A to the Agreement is hereby deleted in its entirety and replaced by the following quoted text:
QUOTE
EXHIBIT A
SPECIFICATION
The Standard Specifications are contained in a separate folder.
Appendix 1 to Exhibit A:    List of baseline SCNs    for [***]
Appendix 2 to Exhibit A:    List of baseline SCNs    for [***]
Appendix 3 to Exhibit A:    List of baseline SCNs    for A321XLR Aircraft

EXHIBIT A TO AMENDMENT No.9
APPENDIX 1
[***]

EXHIBIT A TO AMENDMENT No.9

APPENDIX 2
[***]

EXHIBIT A TO AMENDMENT No.9

APPENDIX 3
[***]

UNQUOTE

EXHIBIT B TO AMENDMENT No.9
With respect to [***] only, the Airframe Price Revision Formula contained in Part 1 of Exhibit C of the Agreement is hereby deleted in its entirery and replaced by the following quoted text:
QUOTE
[***]
UNQUOTE

EXHIBIT C TO AMENDMENT No.9

The Propulsion Systems Price Revision Formulae contained in Part 2 of Exhibit C of the Agreement are hereby deleted in their entirery and replaced by the following quoted text:
QUOTE
[***]
UNQUOTE